UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 5, 2010

Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2828 North Haskell Avenue
 Dallas, Texas 75204
 (Address of principal executive offices, including zip code)

(214) 841-6111
 (Registrant’s telephone number including area code)

Not Applicable
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers.

At a telephonic meeting of the Board of Directors (the “Board”) of Affiliated Computer Services, Inc. (the “Company”) held on February 5, 2010, the Company’s Board commended Lynn R. Blodgett for the substantial contributions he has made to the Company both as a member of the Board and as the Company’s President and Chief Executive Officer.  The Board (excluding Mr. Blodgett, who recused himself) unanimously approved the payment of a cash bonus of $500,000 to Mr. Blodgett in recognition of his extraordinary service to the Company.

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.

Date: February 5, 2010
	By:	/s/ Kevin Kyser
Name: Kevin Kyser
Title: Executive Vice President and Chief Financial Officer

 3